Supplement to the currently effective PROSPECTUSES

Deutsche Floating Rate Fund

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The following information replaces the existing disclosure contained under the “Portfolio Manager(s)” sub-section of the “MANAGEMENT” section of the summary section of the fund’s prospectus.

Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017.

Mark L. Rigazio, Director. Portfolio Manager of the fund. Began managing the fund in 2016.

The following information replaces similar disclosure contained under the “MANAGEMENT” sub-section of the “FUND DETAILS” section of the fund’s prospectus.

Gary Russell, CFA, Managing Director. Portfolio Manager of the fund. Began managing the fund in 2017.

•	Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.
•	Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.
•	Head of US High Yield Bonds: New York.
•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Mark L. Rigazio, Director. Portfolio Manager of the fund. Began managing the fund in 2016.

•	Rejoined Deutsche Asset Management in 2007 with 13 years of industry experience. Prior to rejoining, he served as an Investment Analyst at Fidelity Management & Research Company. Previously, he was a High Yield Analyst at Deutsche Asset Management and at Flagship Capital. Earlier, he held various banking, finance and accounting roles at Banc of America Securities, Art Technology Group, PricewaterhouseCoopers and Tonneson & Company CPAs.
•	Portfolio Manager for Leveraged Loans: Boston.
•	BS and MBA, Bentley University.

Please Retain This Supplement for Future Reference

September 19, 2017

PROSTKR-967